SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE MUTUAL FUNDS, INC.
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

February 22, 2021

Dear Shareholder of the Large Company Value Portfolio:

We are pleased to inform you that, at the recommendation of Wilshire Advisors, LLC (“Wilshire” or the “Adviser”), the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) has approved a subadvisory agreement between Wilshire and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), effective January 20, 2021.

Pursuant to the agreement, MFS serves as a new subadviser to the Large Company Value Portfolio (the “Portfolio”). Los Angeles Capital Management and Equity Research, Inc., Pzena Investment Management, LLC, and Voya Investment Management Co LLC continue to serve as subadvisers to the Portfolio. Wilshire continues to serve as the investment adviser to the Company and oversee the subadvisers of the Portfolio.

Please note that, in reliance on an exemptive order issued by the U.S Securities and Exchange Commission, changes in subadvisers for the Portfolio do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.

The next few pages of this document feature more information about the new subadviser, including its respective investment process and style. Please take a few moments to read the information contained herein and call us at (866) 591-1568, if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in the Portfolio.

                            Sincerely,

                            Jason A. Schwarz
                            Director and President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE SHAREHOLDERS OF THE
LARGE COMPANY VALUE PORTFOLIO

    This document is an Information Statement and is being furnished to shareholders of the Large Company Value Portfolio (the “Portfolio”), a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”). Wilshire Advisors, LLC (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company. The exemptive order permits Wilshire to employ subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Company’s shareholders.

    Under the SEC order, if Wilshire retains a new subadviser(s) or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers of such portfolios as a result of those changes. A copy of the subadvisory agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS” or the “Subadviser”) on behalf of the Portfolio is attached to this Information Statement as Appendix A.

    The Portfolio will bear the expenses incurred in connection with preparing and mailing this Information Statement to its shareholders. Information on shareholders who owned beneficially 5% or more of the shares of the Portfolio as of February 1, 2021 is set forth in Appendix B. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Portfolio and the Company as of February 1, 2021.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

    This Information Statement will be available on the Company’s website at https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx until May 31, 2021.

Appointment of a New Subadviser to the Portfolio

    On January 8, 2021, the Board of Directors of the Company (the “Board” and each member individually, a “Director”) approved a subadvisory agreement between Wilshire and MFS (the “Subadvisory Agreement). The Subadvisory Agreement became effective on January 20, 2021. Wilshire then terminated its subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC on January 21, 2021.

    Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Pzena Investment Management, LLC (“Pzena”), and Voya Investment Management Co LLC (“Voya”) continue to serve as subadvisers to the Portfolio. Wilshire continues to serve as the investment adviser to the Company and oversee the subadvisers of the Portfolio.

    At the meeting on January 8, 2021, in connection with the review of the Subadvisory Agreement, the Board evaluated information provided by Wilshire and MFS in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

    The information that follows outlines the Board’s considerations associated with its approval of the subadvisory agreement (the “Subadvisory Agreement”). In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent, and quality of the services to be performed by MFS under the proposed subadvisory arrangement; comparative fees as provided by MFS; the profits to be realized by MFS; the extent to which MFS would realize economies of scale as the Portfolio grows; and whether any fall-out benefits would be realized by MFS. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreement with management and in private sessions with independent legal counsel at which no representatives of MFS were present.

    As required by the 1940 Act, the approval was confirmed by a separate vote of the Independent Directors. In deciding to approve the Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

    Information Received

    The Board, including the Independent Directors, considered the approval of the Subadvisory Agreement at the Board’s January 8, 2021 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve the Subadvisory Agreement. The Directors also received information from MFS describing: (i) the nature, extent, and quality of services to be provided; (ii) the financial condition of MFS; (iii) the extent to which economies of scale may be realized as the Portfolio grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Portfolio’s shareholders; (v) comparisons of services rendered and amounts paid by any comparable advisory clients; and (vi) benefits to be realized by MFS from its relationship with the Portfolio. The Independent Directors were assisted in their review by independent legal counsel. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Portfolio to approve the Subadvisory Agreement.

    Nature, Extent and Quality of Services

    The Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of MFS, investment approach of MFS, the experience and skills of investment personnel to be responsible for the day-to-day management of its portion of the Portfolio, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that MFS would provide reasonable services and recommended that the Subadvisory Agreement be approved.

The Board reviewed information comparing MFS’s annualized gross investment performance for managing investment products with an investment strategy similar to the one to be employed by MFS for the Portfolio to the Russell 1000 Value Index (the Portfolio’s benchmark) for the one-, three- and five-year periods ended September 30, 2020. The Board considered that the performance reviewed was based on an international intrinsic value strategy managed by the portfolio management team who would manage MFS’s sleeve of the Portfolio employing the same investment process as would be employed for the Portfolio. The Board noted that MFS outperformed the benchmark index for all periods reviewed.

    Subadvisory Fee

The Board considered MFS’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by MFS about the fees charged to other clients. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Adviser and MFS, that the Adviser compensates MFS from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

As part of its evaluation of MFS’s fee, the Board noted that MFS had not identified any other client portfolios that it advises using the same investment strategy as that to be employed for the Fund.

Based upon all of the above, the Board determined that the subadvisory fee was reasonable.

    Profitability to the Subadviser

    The Board noted that the Adviser compensates MFS from its own advisory fees and that the fee was negotiated at arm’s length between the Adviser and MFS. In addition, the Board noted that the revenues to MFS would be limited due to the current size of the Portfolio. The Board took these factors into consideration in concluding that the subadvisory fee was reasonable.

    Economies of Scale

    The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the Portfolio and whether the subadvisory fee reflects such economies of scale through break points in fees. The Board also considered whether the effective subadvisory fee rate under the Subadvisory Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the fee schedule for MFS reflects an appropriate recognition of any economies of scale.

    Fall-Out Benefits

    The Board also considered the character and amount of other incidental benefits to be received by MFS. The Board considered MFS’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the subadvisory fee to be charged under the Subadvisory Agreement was reasonable.

    Conclusion

    Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement was in the best interest of the Portfolio.

MFS

MFS serves as a subadviser to a portion of the Large Company Value Portfolio. In managing its portion of the Portfolio, MFS primarily invests in equity securities. MFS focuses on investing its portion of the Portfolio in the stocks of companies that it believes are undervalued compared to their intrinsic value. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace (e.g., companies with cash flow in excess of their capital expenditures, conservative balances sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. MFS may invest its portion of the Portfolio in securities of companies of any size. MFS may invest its portion of the Portfolio in foreign securities. MFS normally invests its portion of the Portfolio across different industries and sectors, but MFS may invest a significant percentage of its portion of the Portfolio in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for its portion of the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

    Wilshire has entered into a subadvisory agreement with MFS, effective January 20, 2021, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2020, MFS managed approximately $608 billion in assets under management. MFS’s investment team for the Portfolio consists of Benjamin Stone and Timothy W. Dittmer.

    Benjamin Stone, Investment Officer of MFS, serves as Portfolio Manager of the Portfolio. Mr. Stone has served as Portfolio Manager since January 2021 and has been employed in the investment area of MFS since 2005.

Timothy W. Dittmer, Investment Officer of MFS, serves as Portfolio Manager of the Portfolio. Mr. Dittmer has served as Portfolio Manager since January 2021 and has been employed in the investment area of MFS since 2009.

Aggregate Fees

    Wilshire’s annual advisory fee for the Portfolio is 0.75% on the first $1 billion of portfolio assets and 0.65% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2019, the Portfolio paid Wilshire $1,424,837 in net advisory fees.

    For the fiscal year ended December 31, 2019, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $573,652. These aggregate subadvisory fees represented 0.30% of the average net assets of the Portfolio as of the fiscal year ended December 31, 2019.

    For the fiscal year ended December 31, 2019, the aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement were in effect with respect to the Portfolio are less than to the fees paid by Wilshire to all subadvisers in 2019 ($536,654).

    All subadvisory fees are paid by Wilshire and not the Portfolio. The fee paid by Wilshire to MFS depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Portfolio allocated by Wilshire to MFS. Because Wilshire pays the subadvisers’ fees out of its own fees received from the Portfolio, there is no “duplication” of advisory fees paid.

Terms of the Subadvisory Agreement

    The Subadvisory Agreement will continue in effect until August 31, 2022, unless sooner terminated as provided in certain provisions contained in the Subadvisory Agreement. The Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Portfolio so long as the Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

    The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or MFS on sixty days’ prior written notice to the other party. The Subadvisory Agreement may be terminated by the Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on sixty days’ written notice to MFS by the Portfolio. The Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Portfolio in the event MFS has taken any action which results in a material breach of the covenants of MFS under the Subadvisory Agreement. The Subadvisory Agreement will automatically terminate with respect to the Portfolio if the Investment Advisory Agreement between Wilshire and the Portfolio is terminated, assigned or not renewed.

Additional Disclosure Regarding MFS

    MFS disclosed that it does not currently manage a registered investment company with an investment objective similar to that of the Portfolio.

     The names and principal occupations of the principal executive officers and each director of MFS are listed below. The address for each such officer or director is 111 Huntington Avenue, Boston, MA 02199.

Name of Officer or Director	Principal Occupation
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Michael Roberge	Director, Chairman and Chief Executive Officer
Martin Wolin	Chief Compliance Officer
Heidi Hardin	Executive Vice President, General Counsel, and Secretary
Robert Manning	Director, Non-Executive Chairman & Chairman of the Board of Directors
Robin Stelmach	Vice Chairman
David Antonelli	Vice Chairman
Kevin Strain	Director
Carol Geremia	Director, President, and Head of Global Distribution
Melissa Kennedy	Director
Jacques Goulet	Director

Distributor and Administrator

    Pursuant to a Distribution Agreement, Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Portfolio and acts as agent of the Portfolio in the sale of its shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator.

Householding

    If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call (866) 591-1568. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (866) 591-1568 or write to the Company c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE PORTFOLIO UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC. C/O U.S. BANK GLOBAL FUND SERVICES, P.O. BOX 701, MILWAUKEE, WI 53201-0701, OR BY CALLING (866) 591-1568.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx

APPENDIX A
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 20th day of January, 2021 (the “Effective Date”) by and between Wilshire Advisors, LLC (formerly Wilshire Associates Incorporated), a California limited liability company (“Adviser”), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), an U.S. registered investment adviser and a Delaware corporation (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By- laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations, in each case as applicable to the services provided by the Sub-Adviser to the Portfolio Segment pursuant to this Agreement and as may be provided by Adviser to Sub-Adviser in writing from time to time reasonably in advance prior to their effectiveness.

The Sub-Adviser will not have custody of any cash, securities or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Fund's custodian. The parties acknowledge and agree that the Sub-Adviser is not a custodian of the Fund assets and will not take possession or custody of such assets.

Subject to any other written instructions of the Adviser, the Sub-Adviser is hereby appointed as the Fund Portfolio's agent and attorney-in-fact for the limited purposes of executing on behalf of a Fund Portfolio account documentation and instruments, transaction term sheets and confirmations, certifications regarding the Fund Portfolio's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties and executing, on behalf of a Fund Portfolio, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate, in each case in connection with the Sub-Adviser's management of the Portfolio Segment. However, nothing in this section shall be construed as imposing a duty on the Sub-Adviser to act in its capacity as agent and attorney-in-fact for the Fund Portfolio.

Upon request, Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

a.will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b.will conform with all applicable provisions of the 1940 Act and rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code (the "Code") as if each were a regulated investment company thereunder;

c.is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser shall seek to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under this sub-paragraph (c), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub- adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

d.is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser over time and consistent with its fiduciary obligations to each client. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs (other than research costs) incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. The Adviser agrees that the Sub- Adviser is not a pricing or valuation agent for the Fund Portfolio and is not responsible for the Fund Portfolio's or the Adviser's valuation determinations;

e.will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

f.will prepare such books and records with respect to each Portfolio Segment’s securities transactions as reasonably requested by Adviser and will furnish Adviser and the Fund’s Board of Directors with such periodic and special reports as the Board or Adviser may reasonably request;

g.will vote all proxies with respect to securities in each Portfolio Segment in a manner deemed by the Sub-Adviser to be in the best interests of Portfolio Segment pursuant to the Sub-Adviser's proxy voting policies and procedures;

h.shall not have the obligation or authority to file documentation that enables the Fund Portfolio to participate in class action litigation or to file proofs of claim and other claims-related documents on the Fund Portfolio's behalf in connection with class action and other litigation settlements, regulatory settlements, and bankruptcy proceedings. With respect to the filing of class action settlement proofs of claim, the Adviser has elected to use a third-party service provider selected by the Sub-Adviser who will, on behalf of the Fund Portfolio and the Adviser, file proofs of claim and related documentation with respect to class action settlements for which the Fund Portfolio is eligible based on transactions in the Portfolio Segment, provided that Adviser authorizes such third-party service provider to do so. As a courtesy to its clients, Sub-Adviser will compensate the third-party service provider for its claims filing services, and the Adviser agrees that the Sub-Adviser is not responsible for any acts or omissions by such third-party service provider. Adviser shall instruct such third-party service provider where to direct any class action settlement proceeds.

The Sub-Adviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Adviser or the Portfolio Segment brought by or against third parties, including lawsuits and legal actions brought by or against the Adviser or the Fund Portfolio relating to securities purchased by the Portfolio Segment. Notwithstanding the above, the Sub-Adviser shall have the authority to participate in workouts, restructurings, and bankruptcy proceedings involving securities held by the Portfolio Segment during the term of the Agreement on behalf of the Adviser or the Fund Portfolio, including, without limitation, participation that involves the execution, delivery and filing of notices, certificates, consents, directions, ballots and other corporate actions, pleadings, motions, and the like.

i.The Sub-Adviser shall (i) determine the manner in which all rights to consent to corporate actions, conversion rights, subscription rights, tender rights, appraisal rights and any other corporate action rights pertaining to any portfolio securities held by the Portfolio shall be exercised, and/or (ii) execute all such certificates, consents, proxies and other documents necessary or appropriate to effectuate the powers of the Sub-Adviser under this Agreement;

j.will file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934, with respect to its duties as are set forth herein and for purposes of such filing requirements, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Fund or Fund Portfolio; and

k.will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund, the Fund Portfolio or Portfolio Segment or the Adviser, including the cost of securities (including brokerage commissions, transactional fees, interest expenses and taxes, if any) purchased for each Fund or Portfolio Segment. Sub-Adviser agrees to bear reasonable and documented Portfolio expenses caused by an assignment or change in control of Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub- Adviser also agrees to bear reasonable and documented costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder; provided, however, that nothing in the foregoing clause impairs Sub-Adviser's ability to raise objections to subpoenas or other third-party document requests, including but not limited to objections based on scope, discoverability, and attorney-client privilege.

4.Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.Representations of Sub-Adviser. Sub-Adviser is registered with the SEC under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub- Adviser within a reasonable time after such change.

8.Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub- Adviser may retain copies of such records). All such books and records shall be made available, within a reasonable period of time following a written request to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices; provided that such period of time shall not exceed ten business days. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

9.Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer (or his or her designee) of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no material violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, to the best of the Sub-Adviser's knowledge, the nature of such violation and of the action taken in response to such violation.

10.Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or gross negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund

Portfolio, made in writing by Sub-Adviser and provided to Adviser, the Fund or its agents or service providers by Sub-Adviser for use therein; provided, however, that Sub-Adviser has had a reasonable opportunity to review information regarding Sub-Adviser contained in the Fund's registration statement, proxy materials, or communications.

Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio for information that was not provided to Adviser or the Fund (or its agents or service providers) by Sub-Adviser, provided, however, that the Sub-Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be directly caused by the gross negligence, willful malfeasance or fraud of Sub- Adviser.

11.Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2022, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules, regulations and any exceptive relief thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

a.This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

b.This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

c.This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.Notice. Any notice herein required is to be in writing and may be in electronic form and is deemed to have been given to Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or via electronic mail which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of: Wilshire Advisors, LLC, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, Attention General Counsel with a copy to the following email addresses: wailegal@wilshire.com and wmf- wvit@wilshire.com. All notices provided to the Sub-Adviser will be sent to the attention of: Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

13.Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

In the event that a party to this Agreement is subject to litigation and the other party is served third- party discovery requests or other legal requests in connection with such litigation, such other party shall select its own legal counsel and bear its own legal costs and other costs in connection with responding to such requests; provided, however, that the party to litigation shall reasonably cooperate to attempt to minimize the litigation-related burden on the other party. In no event will any party to this Agreement be liable hereunder for any indirect, incidental, consequential, special, speculative or punitive losses, damages, costs or expenses, including loss of opportunity, loss of goodwill or reputation.

14.Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement as soon as practicable; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof and given a reasonable period to comply. The Adviser further agrees to provide a list of entities with which the Sub-Adviser is restricted from engaging in transactions on behalf of the Fund Portfolio as such list may be amended from time to time, including, without limitation, a list of all publicly traded affiliates of the Adviser or the Fund Portfolio that may not be purchased by the Fund Portfolio (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of brokers or dealers that are affiliated persons of the Adviser or the Fund Portfolio.

The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Fund or the Fund Portfolio or the Portfolio Segment or the Adviser and does not have access to all of the Fund's or the Fund Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio Segment, which comprises a portion of the Fund Portfolio's books and records and upon written instructions and information received from the Fund Portfolio and/or the Adviser, and the Sub-Adviser shall be entitled to treat the Portfolio Segment as though the Portfolio Segment constituted the entire Fund Portfolio, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund Portfolio, other than the Portfolio Segment. The Sub-Adviser shall not be responsible for providing fund administration services, such as fund accounting and tax services with respect to the Fund Portfolio or the Portfolio Segment.

The Adviser represents and warrants that the Fund Portfolio is (i) an Eligible Contract Participant as defined by Section 1(a)(18) of the Commodity Exchange Act and U.S. Commodity Futures Trading Commission regulations thereunder; and (ii) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended, and (iii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Fund is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members. The Adviser agrees to promptly notify the Sub-Adviser if any of the foregoing representations ceases to be true or correct.

15.The Adviser acknowledges that Sub-Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity trading advisor and that Sub-Adviser will provide commodity interest trading advice to the Fund Portfolio as if Sub-Adviser were exempt from registration as a commodity trading advisor. The Adviser represents and warrants that it is excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Fund Portfolio, and that the Adviser has timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Fund Portfolio, and will, during the term of its agreement with Sub-Adviser, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5. The Adviser will notify Sub-Adviser at least 60 days prior to becoming a registered CPO or CTA with respect to the Portfolio.

16.Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.Confidentiality. Each party to this Agreement agrees that it will treat as proprietary and confidential any information of the other party (the "Discloser") obtained in connection with its duties hereunder, including all records and information pertaining to the Fund Portfolio or Portfolio Segment and its prior, present or potential shareholders. Such information, including, without limitation, the investment activities or portfolio holdings of the Fund Portfolio or of the Portfolio Segment, and each party's business, financial operations, personnel matters, and other proprietary information, written or oral, is collectively referred to as “Confidential Information.” All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement and shall not be disclosed to any third party, without the prior written consent of the Discloser, except (i) to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Fund or in connection with the provision of services hereunder, or as permitted herein. Confidential Information shall not include any information that (i) is public when provided or thereafter becomes public though no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of the Agreement; (iii) is independently developed by the Recipient without the use of Confidential Information provided by Discloser through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

For the avoidance of doubt, each party acknowledges that, notwithstanding the foregoing, the Sub- Adviser may use the performance of the Fund Portfolio in its composite performance and nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from merely referring in accurate terms to Sub-Adviser's appointment hereunder as a sub-adviser to the Fund Portfolio. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Sub-Adviser may disclose information about the portfolio holdings of the Portfolio Segment to any consultant that seeks information about the portfolio holdings of an account managed by the Sub-Adviser, provided, however, that any such disclosure (i) shall not identify the Fund Portfolio or provide information pursuant to which the identity of the Fund Portfolio may readily be ascertained and (ii) in instances where portfolio holdings are disclosed prior to the time at which the Sub-Adviser has made publicly available the holdings of substantially similar accounts managed by the Sub-Adviser, such disclosure may be made to such party only if such party executes an agreement under which it is prohibited from disclosing such portfolio holdings information and prohibited from otherwise using such information for its pecuniary benefit.

18.Use of Names. The Adviser agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark “MFS.” Without the prior review and approval of the Sub-Adviser, the Adviser shall not, and the Adviser shall cause the Fund not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Portfolio Segment. The Adviser shall not use the name "Massachusetts Financial Services Company," "MFS Investment Management" or "MFS" or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser hereby approves all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission or which are required by law, rule, regulation or upon the request of a governmental authority; and provided, further, that in no event shall such approval be unreasonably withheld.

The Sub-Adviser shall not use the name of the Adviser, the Fund, the Fund Portfolio or any of their affiliates in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser hereby approves all uses of its or the Fund's and/or Fund Portfolio's name which merely refer in accurate terms to the appointment of the Sub- Adviser hereunder or which are required by the SEC or a state securities commission or which are required by law, rule, regulation or upon the request of a governmental authority; and, provided, further, that in no event shall such approval be unreasonably withheld.

Upon termination of this Agreement for any reason, the Adviser shall cease and the Adviser shall cause the Fund Portfolio to cease, all use of the name and mark "MFS" as soon as reasonably practicable.

19.Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

20.Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

Wilshire Advisors, LLC	Massachusetts Financial Services Company

By: /s/ Jason Schwarz	By: /s/ Carol Geremia
Title: COO	Title: President

EXHIBIT 1
FUND PORTFOLIO LISTING

1. Wilshire Mutual Funds - Large Company Value Portfolio

EXHIBIT 2 FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to the Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of the Portfolio Segment, at the following annual rate:

Wilshire Mutual Funds – Large Company Value Portfolio:
[ ] on average daily assets of the Portfolio Segment
Sub-Adviser’s fee shall be accrued daily at 1/365th (or 1/366th, if leap year) of the annual rate set forth above and payable monthly. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX B

The following table sets forth, as of February 1, 2021, the holders of the shares of the Portfolio known by the Portfolio to own, control or hold with power to vote 5% or more of the Portfolio’s outstanding securities.

Class	Shareholders	Percentage Owned
Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	23.79%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	14.75%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	12.82%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7.89%
	Gloria Brinkman Junge Gloria Brinkman Junge Trust U/A DTD 9/30/06 350 N. Pilot Knob Road Galena, IL 61036-9127	6.92%
	MSSB FBO Bruce E January & Hoda Sadighi JT Ten 5100 San Felipe St Unit 174E Houston, TX 77056-3686	6.88%
	Jonathan C. Gaffney 150 Powers Road Binghamton, NY 13903-6504	5.52%
Institutional Class
	CAPINCO C/O US BANK NA 1555 N Rivercenter Drive STE 302 Milwaukee, WI 53212-3958	51.43%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	18.95%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	11.28%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.79%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.96%

B-1

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

 a series of the Wilshire Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (866) 591-1568

https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Large Company Value Portfolio (the “Portfolio”), a series of Wilshire Mutual Funds, Inc. (the “Company”), and the selection and approval of a subadvisory agreement between Wilshire Advisors, LLC (“Wilshire” or the “Adviser”) and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”). MFS has been approved as a new subadviser for your Portfolio. The subadvisory agreement took effect on January 20, 2021. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the subadviser.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Portfolio do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the Portfolio will make the Information Statement available to you on the Company’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about February 22, 2021, to shareholders of record of the Portfolio as of February 1, 2021. The Information Statement will be available on the Company’s website until May 31, 2021 at:
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx

A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Company at wilfunds@wilshire.com or toll-free at (866) 591-1568.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Portfolio has received contrary instructions from one or more of the shareholders. The Company will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Company c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.